MAINSTAY VP FUNDS TRUST

MainStay VP PIMCO Real Return Portfolio

(the “Portfolio”)

Supplement dated May 1, 2017 (“Supplement”) to the
Summary Prospectus and Prospectus dated May 1, 2017, as supplemented

The following is added under the section entitled “Principal Risks:”

Money Market/Short-Term Securities Risk: To the extent the Portfolio holds cash or invests in money market or short-term securities, the Portfolio may be less likely to achieve its investment objective. In addition, it is possible that the Portfolio's investments in these instruments could lose money.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.